UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number           811-05502

                         Comstock Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                                 Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                 Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  April 30

Date of reporting period:  April 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Comstock Capital Value Fund

Annual Report — April 30, 2017

To Our Shareholders,

Enclosed are the audited financial statements, including the schedule of investments, as of April 30, 2017, with a description of factors that affected the Fund’s performance during the past year. In addition to the Performance Discussion below that outlines the relevant market conditions and investment strategies used by the portfolio managers, we also sent you a general commentary from the portfolio managers regarding the Comstock Capital Value Fund. Both the commentary and the financial statements, including the schedule of investments, will be available on our website at www.gabelli.com/funds.

Performance Discussion (Unaudited)

For the fiscal year ended April 30, 2017, the net asset value (“NAV”) per Class A Share of the Comstock Capital Value Fund decreased 25.3% compared with an increase of 17.9% for the Standard & Poor’s (“S&P”) 500 Index. See page 2 for additional performance information.

The Fund’s negative returns over the past year were a reflection of its bearish asset allocation strategy, primarily due to short positions in individual stocks and stock index futures, derivative investments in long options purchased on equity indices, a net investment loss occasioned mostly by dividends and fees on short stock positions, and artificially low interest rates on short term investments. Being short as the major market indices traded near record highs contributed greatly to the overall negative performance.

The portfolio managers continue to have a bearish stance on the U.S. equity market. From December 2008 to December 2015, the Federal Reserve’s (“Fed”) balance sheet grew from $800 billion to $4.5 trillion with a monetary policy that has supported the overall market but failed to elevate the economy to a point where market growth is self-sustaining. Major central banks of the world have also provided overly accommodative monetary policies to help stimulate market growth. The portfolio managers of the Fund believe such monetary policy in the U.S. (and also worldwide) distorts the cost of capital and inflates the prices of securities, including commercial real estate. It has now been several years of zero, or near zero, interest rates which has punished savers and forced investors into riskier investments like stocks, bonds, and commercial real estate. Low interest rates cause mispricing of capital markets, artificially inflate financial assets, and increase market risk. A Fed decision to raise interest rates would drive the U.S. dollar higher and the stock market lower. A strengthening U.S. dollar reinforces our bearish stance, since it hinders multinational companies from exporting goods abroad. The combination of these factors has created a strong headwind and has proven difficult for the Fund to overcome.

Since the Securities and Exchange Commission’s portfolio turnover formula excludes from its denominator fixed income securities with maturities of less than one year and short sale activity, the Fund’s turnover rate for the current fiscal year appears very high. The Fund’s turnover rate appeared higher because U.S. Treasury Bills were a very high proportion of assets and had a maturity of less than one year, while the average month end dollar value of long positions (the denominator) was low.

We continue to position our portfolio to benefit our investors in a declining market and will continue to do so until such time that equities are priced more reasonably. We thank you for staying with us through these difficult times.

Comparative Results

Average Annual Returns through April 30, 2017† (Unaudited)
	1 Year	5 Year	10 Year	15 Year	Since 04/28/87(a)	Since Inception (10/10/85)
Class A (DRCVX)
Without sales charge	(25.27)%	(17.91)%	(12.22)%	(11.09)%	(6.40)%	(4.72)%
With sales charge (b)	(29.56)	(18.88)	(12.74)	(11.44)	(6.59)	(4.90)
Class AAA (COMVX) ††	(25.23)	(17.89)	(12.20)	(11.08)	(6.40)	(4.71)
Class C (CPCCX) ††
Without contingent deferred sales charge	(25.88)	(18.45)	(12.89)	(11.75)	(6.96)	(5.25)
With contingent deferred sales charge (c)	(26.67)	(18.45)	(12.89)	(11.75)	(6.96)	(5.25)
Class I (CPCRX) †† *	(25.13)	(17.65)	(11.98)	(10.88)	(6.22)	(4.54)
S&P 500 Index	17.92	13.68	7.15	7.61	9.74 (d)	11.02 (e)

In the current prospectuses dated August 26, 2016, the expense ratios for Comstock Capital Value Fund Class AAA, A, C, and I Shares are 2.94%, 2.94%, 3.69%, and 2.69%, respectively. Class AAA and Class I Shares have no sales charge. See page 9 for the expense ratios for the year ended April 30, 2017. The maximum sales charge for Class A Shares and C Shares is 5.75% and 1.00%, respectively.

(a)

On April 28, 1987, Comstock Partners, Inc., the Comstock Capital Value Fund’s previous investment adviser assumed investment responsibilities and the Fund changed its investment objective to the current investment objective.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(d)	Since April 30, 1987, the date closest to the Fund’s current investment objective inception date for which data is available.
(e)	Since September 30, 1985, the date closest to the Fund’s inception date for which data is available.
†

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had Gabelli Funds, LLC, the Adviser, not reimbursed certain expenses of the Fund for periods prior to October 31, 2002. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, sales charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. The Comstock Capital Value Fund utilizes short selling and derivatives. Short selling of securities and use of derivatives pose special risks and may not be suitable for certain investors. Short selling is a sale of a borrowed security and losses are realized if the price of the security increases between the date the security is sold and the date the Fund replaces it. Derivatives may be riskier than other types of investments because they may respond more to changes in economic conditions than other investments. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

††

The Class A Share NAVs are used to calculate performance for the periods prior to the issuance of Class AAA Shares on December 8, 2008, and Class C Shares and Class I Shares on August 22, 1995. The actual performance of the Class C Shares would have been lower and the Class AAA Shares and Class I Shares would have been higher due to the expenses associated with the Class A Shares.

*	Effective May 23, 2016, Class R Shares were renamed Class I Shares.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

COMSTOCK CAPITAL VALUE FUND (CLASS A SHARES) AND S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Comstock Capital Value Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from November 1, 2016 through April 30, 2017	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended April 30, 2017.

	Beginning Account Value 11/01/16	Ending Account Value 04/30/17	Annualized Expense Ratio	Expenses Paid During Period*
Comstock Capital Value Fund
Actual Fund Return
Class AAA	$1,000.00	$ 826.00	2.72%	$12.31
Class A	$1,000.00	$ 825.70	2.72%	$12.31
Class C	$1,000.00	$ 822.60	3.47%	$15.68
Class I	$1,000.00	$ 825.40	2.48%	$11.22
Hypothetical 5% Return
Class AAA	$1,000.00	$1,011.31	2.72%	$13.56
Class A	$1,000.00	$1,011.31	2.72%	$13.56
Class C	$1,000.00	$1,007.59	3.47%	$17.27
Class I	$1,000.00	$1,012.50	2.48%	$12.37
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of April 30, 2017:

Comstock Capital Value Fund

Long Positions
U.S. Government Obligations	89.1%
Common Stocks	2.9%
Index Put Options Purchased	0.9%
Index Call Options Purchased	0.3%
Equity Put Options Purchased	0.1%
Other Assets and Liabilities (Net)	34.6%

Short Positions
Retail	(7.3)%
Food and Beverage	(3.6)%
Exchange Traded Funds	(2.8)%
Materials	(2.4)%
Real Estate Investment Trusts	(2.0)%
Energy	(1.8)%
Consumer Discretionary	(1.6)%

Short Positions (Continued)
Financial Services	(1.5)%
Business Services	(1.4)%
Consumer Products	(1.4)%
Index Futures Contracts	(1.0)%
Health Care	(0.8)%
Communications Equipment	(0.3)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Comstock Capital Value Fund

Schedule of Investments — April 30, 2017

Shares		Cost		Market Value
	COMMON STOCKS — 2.9%
	Exchange Traded Funds — 2.9%
43,000	iShares Silver Trust†(a)		$836,569	$700,900
1,000	SPDR Gold Shares†(a)		126,825	120,770
9,200	VanEck Vectors Gold Miners ETF(a)		248,784	204,516

			1,212,178	1,026,186

	TOTAL COMMON STOCKS		1,212,178	1,026,186

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 89.1%
$31,490,000	U.S. Treasury Bills, 0.494% to 0.955%††, 05/04/17 to 10/19/17(b)		31,429,155	31,430,152

Number of Contracts		Expiration Date/Exercise Price
	INDEX CALL OPTIONS PURCHASED (c)† — 0.3%
125	CBOE Volatility Index	May	17/12	11,875
200	CBOE Volatility Index	May	17/13	13,000
100	CBOE Volatility Index	May	17/13.50	5,500
50	iShares 20+ Year Treasury Bond ETF	Sep.	17/121	16,950
30	SPDR Gold Shares	Dec.	17/105	51,150

	TOTAL INDEX CALL OPTIONS PURCHASED (Cost $158,053)			98,475

	EQUITY PUT OPTIONS PURCHASED (c)† — 0.1%
50	Citigroup Inc.	Jun.	17/60	10,250
40	JPMorgan Chase & Co.	Jun.	17/85	5,120
35	PNC Financial Services Group Inc.	Aug.	17/115	12,600
75	Wells Fargo & Co.	Jun.	17/52.50	7,500

	TOTAL EQUITY PUT OPTIONS PURCHASED (Cost $59,549)			35,470

	INDEX PUT OPTIONS PURCHASED (c)† — 0.9%
48	S&P 500 Index	Jun.	17/2100	13,680
5	S&P 500 Index	Jun.	17/2200	2,500
20	S&P 500 Index	Sep.	17/2350	110,000
17	S&P 500 Index	Sep.	17/2375	108,834
10	S&P 500 Index	Dec.	17/2400	102,210

	TOTAL INDEX PUT OPTIONS PURCHASED (Cost $807,094)			337,224

	TOTAL INVESTMENTS — 93.3% (Cost $33,666,029)			32,927,507
	SECURITIES SOLD SHORT — (26.9)% (Proceeds received $9,912,449)			(9,497,576)

Number of Contracts		Expiration Date	Unrealized Depreciation
	INDEX FUTURES CONTRACTS—SHORT POSITION (d) — (1.0)%
36	NASDAQ 100 Index Futures (E-Mini)	06/16/17	$(153,180)
48	Russell 2000 Index Futures (Mini)	06/16/17	(100,560)
97	S&P 500 Index Futures (E-Mini).	06/16/17	(94,161)

	TOTAL INDEX FUTURES CONTRACTS — SHORT POSITION		(347,901)

			Market Value
	Other Assets and Liabilities (Net) — 34.6%		12,204,267

	NET ASSETS — 100.0%		$35,286,297

Shares		Proceeds	Market Value
	SECURITIES SOLD SHORT — (26.9)%
	Business Services — (1.4)%
4,800	CH Robinson Worldwide Inc.	$348,824	$348,960
4,200	Core-Mark Holding Co. Inc.	139,829	147,084

		488,653	496,044

	Communications Equipment — (0.3)%
5,000	Finisar Corp.	133,622	114,200

	Consumer Discretionary — (1.6)%
8,000	Michael Kors Holdings Ltd.	376,536	298,640
3,200	Ralph Lauren Corp.	278,074	258,304

		654,610	556,944

	Consumer Products — (1.4)%
15,000	Mattel Inc.	324,213	336,300
4,000	Steven Madden Ltd.	141,827	152,200

		466,040	488,500

	Energy — (1.8)%
4,200	Schlumberger Ltd.	330,617	304,878
4,100	Tesoro Corp.	324,467	326,811

		655,084	631,689

	Exchange Traded Funds — (2.8)%
2,900	Direxion Daily Small Cap Bull 3X Shares	302,731	315,201
1,900	iShares Transportation Average ETF	306,959	311,353
8,200	SPDR S&P Retail ETF	367,576	351,862

		977,266	978,416

	Financial Services — (1.5)%
8,000	E*TRADE Financial Corp.	271,354	276,400

See accompanying notes to financial statements.

Comstock Capital Value Fund

Schedule of Investments (Continued) — April 30, 2017

Shares		Proceeds	Market Value
	SECURITIES SOLD SHORT (Continued)
	Financial Services (Continued)
7,000	TD Ameritrade Holding Corp.	$272,543	$267,890

		543,897	544,290

	Food and Beverage — (3.6)%
3,600	General Mills Inc.	235,367	207,036
4,500	Kellogg Co.	322,658	319,500
3,700	Molson Coors Brewing Co., Cl. B.	355,932	354,793
2,700	The Boston Beer Co. Inc., Cl. A.	437,885	389,745

		1,351,842	1,271,074

	Health Care — (0.8)%
4,800	Express Scripts Holding Co.	306,137	294,432

	Materials — (2.4)%
2,400	Air Products & Chemicals Inc.	325,841	337,200
7,300	WR Grace & Co.	499,285	508,956

		825,126	846,156

	Real Estate Investment Trusts — (2.0)%
2,800	Boston Properties Inc.	352,652	354,480
3,600	Vornado Realty Trust	347,382	346,464

		700,034	700,944

Shares		Proceeds	Market Value
	Retail — (7.3)%
3,300	Autoliv Inc.	$322,535	$330,627
7,300	AutoNation Inc.	307,527	306,600
400	AutoZone Inc.	290,651	276,876
7,000	Bed Bath & Beyond Inc.	283,270	271,250
4,300	Hibbett Sports Inc.	142,615	111,800
4,600	Target Corp.	297,063	256,910
4,900	Tractor Supply Co.	452,279	303,359
7,800	Williams-Sonoma, Inc.	426,301	421,590
4,500	Yum! Brands Inc.	287,897	295,875

		2,810,138	2,574,887

	TOTAL SECURITIES SOLD SHORT	$9,912,449	$9,497,576

(a)	Securities with a value of $1,026,186 were deposited with the broker as collateral for securities sold short and futures contracts.
(b)	At April 30, 2017, $31,490,000 of the principal amount was pledged as collateral for securities sold short and futures contracts.
(c)	At April 30, 2017, all of the options purchased were held at Pershing LLC.
(d)	At April 30, 2017, all of the futures contracts sold were held at UBS Securities LLC.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.

See accompanying notes to financial statements.

Comstock Capital Value Fund

Statement of Assets and Liabilities April 30, 2017

Assets:
Investments, at value (cost $33,666,029)	$32,927,507
Cash pledged for futures contracts	786,200
Deposit at brokers	6,560,640
Receivable for Fund shares sold	3,295,896
Receivable for investments sold	1,727,449
Variation margin receivable	84,400
Prepaid expenses	26,389

Total Assets	45,408,481

Liabilities:
Securities sold short, at value (including proceeds from securities sold short of $9,912,449)	9,497,576
Payable to custodian	75,893
Payable for derivatives purchased	414,603
Payable for Fund shares redeemed	18,642
Dividends payable on securities sold short	7,380
Payable for investment advisory fees	26,914
Payable for distribution fees	9,199
Other accrued expenses	71,977

Total Liabilities	10,122,184

Net Assets
(applicable to 6,418,050 shares outstanding)	$35,286,297

Net Assets Consist of:
Paid-in capital	$211,337,251
Accumulated net investment loss	(206,191)
Accumulated net realized loss on investments securities sold short, and futures contracts	(175,173,213)
Net unrealized depreciation on investments	(738,522)
Net unrealized appreciation on securities sold short	414,873
Net unrealized depreciation on futures contracts	(347,901)

Net Assets	$35,286,297

Shares of Capital Stock, each at $0.001 par value; 125,000,000 shares authorized:
Class AAA:

Net Asset Value, offering, and redemption price per share ($1,867,227 ÷ 333,200 shares outstanding)	$5.60

Class A:
Net Asset Value and redemption price per share ($29,105,803 ÷ 5,209,527 shares outstanding)	$5.59

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$5.93

Class C:
Net Asset Value and offering price per share ($3,994,159 ÷ 819,558 shares outstanding)	$4.87	(a)

Class I*:
Net Asset Value, offering, and redemption price per share ($319,108 ÷ 55,765 shares outstanding)	$5.72

Statement of Operations For the Year Ended

April 30, 2017

Investment Income:
Dividends	$14,116
Interest	201,215

Total Investment Income	215,331

Expenses:
Investment advisory fees	514,749
Distribution fees - Class AAA	11,582
Distribution fees - Class A	102,469
Distribution fees - Class C	56,645
Dividend expense on securities sold short	259,333
Service fees for securities sold short (See Note 2)	173,765
Registration expenses	74,347
Shareholder services fees	64,569
Legal and audit fees	49,945
Shareholder communications expenses	46,272
Directors’ fees	38,500
Accounting fees	22,500
Custodian fees	11,253
Interest expense	4,893
Miscellaneous expenses	16,502

Total Expenses	1,447,324

Less:
Expenses paid indirectly by broker (See Note 6)	(1,347)

Net Expenses	1,445,977

Net Investment Loss	(1,230,646)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Futures Contracts:
Net realized loss on investments	(5,914,428)
Net realized loss on securities sold short	(5,766,371)
Net realized loss on futures contracts	(6,839,994)

Net realized loss on investments, securities sold short, and futures contracts	(18,520,793)

Net change in unrealized appreciation/depreciation:
on investments	29,323
on securities sold short	78,853
on futures contracts	512,684

Net change in unrealized appreciation/depreciation on investments, securities sold short, and futures contracts	620,860

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Futures Contracts	(17,899,933)

Net Decrease in Net Assets Resulting from Operations	$(19,130,579)

*	Effective May 23, 2016, Class R Shares were renamed Class I Shares.
(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

Comstock Capital Value Fund

Statement of Changes in Net Assets

	Year Ended April 30, 2017	Year Ended April 30, 2016
Operations:
Net investment loss	$(1,230,646)	$(1,289,558)
Net realized loss on investments, securities sold short, futures contracts, and written options	(18,520,793)	(1,218,679)
Net change in unrealized appreciation/depreciation on investments, securities sold short, and futures contracts	620,860	(1,603,713)

Net Decrease in Net Assets Resulting from Operations	(19,130,579)	(4,111,950)

Capital Stock Transactions:
Proceeds from shares sold
Class AAA	2,443,506	19,294,483
Class A	101,565,596	70,356,943
Class C	3,170,269	4,731,581
Class I*	279,233	41,085

	107,458,604	94,424,092

Cost of shares redeemed
Class AAA	(7,502,150)	(13,937,386)
Class A	(102,309,812)	(51,606,267)
Class C	(4,117,857)	(2,124,923)
Class I*	(66,042)	(64,137)

	(113,995,861)	(67,732,713)

Net Increase/(Decrease) in Net Assets from Capital Stock Transactions	(6,537,257)	26,691,379

Redemption Fees	4,472	4,090

Net Increase/(Decrease) in Net Assets	(25,663,364)	22,583,519
Net Assets:
Beginning of year	60,949,661	38,366,142

End of year (including undistributed net investment income of $0 and $0, respectively)	$35,286,297	$60,949,661

*	Effective May 23, 2016, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Comstock Capital Value Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations						Ratios to Average Net Assets/ Supplemental Data
Year Ended April 30 †	Net Asset Value, Beginning of Year	Net Investment Loss(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return††	Net Assets End of Year (in 000’s)	Net Investment Loss	Operating Expenses(c)(d)		Portfolio Turnover Rate
Class AAA
2017	$7.49	$(0.16)	$(1.73)	$(1.89)	$0.00	$5.60	(25.23)%	$1,867	(2.32)%	2.73	%(e)	196%
2016	7.68	(0.21)	0.02	(0.19)	0.00	7.49	(2.47)	8,271	(2.68)	2.91	(e)	155
2015	9.70	(0.04)	(1.98)	(2.02)	0.00	7.68	(20.82)	3,958	(2.37)	2.42		410
2014	12.30	(0.30)	(2.30)	(2.60)	0.00	9.70	(21.14)	4,512	(2.65)	2.73		0
2013	15.00	(0.40)	(2.30)	(2.70)	0.00	12.30	(18.00)	3,924	(2.75)	2.87		246
Class A
2017	$7.48	$(0.15)	$(1.74)	$(1.89)	$0.00	$5.59	(25.27)%	$29,106	(2.31)%	2.73	%(e)	196%
2016	7.68	(0.21)	0.01	(0.20)	0.00	7.48	(2.60)	45,903	(2.71)	2.91	(e)	155
2015	9.70	(0.05)	(1.97)	(2.02)	0.00	7.68	(20.82)	29,798	(2.37)	2.42		410
2014	12.30	(0.30)	(2.30)	(2.60)	0.00	9.70	(21.14)	27,165	(2.65)	2.73		0
2013	15.00	(0.40)	(2.30)	(2.70)	0.00	12.30	(18.00)	61,121	(2.75)	2.87		246
Class C
2017	$6.57	$(0.17)	$(1.53)	$(1.70)	$0.00	$4.87	(25.88)%	$3,994	(3.04)%	3.48	%(e)	196%
2016	6.78	(0.24)	0.03	(0.21)	0.00	6.57	(3.10)	6,622	(3.46)	3.66	(e)	155
2015	8.60	(0.04)	(1.78)	(1.82)	0.00	6.78	(21.16)	4,429	(3.12)	3.17		410
2014	11.00	(0.30)	(2.10)	(2.40)	0.00	8.60	(21.82)	7,216	(3.40)	3.48		0
2013	13.50	(0.40)	(2.10)	(2.50)	0.00	11.00	(18.52)	9,408	(3.50)	3.62		246
Class I(f)
2017	$7.64	$(0.13)	$(1.79)	$(1.92)	$0.00	$5.72	(25.13)%	$319	(2.00)%	2.48	%(e)	196%
2016	7.80	(0.20)	0.04	(0.16)	0.00	7.64	(2.05)	154	(2.49)	2.66	(e)	155
2015	9.80	(0.04)	(1.96)	(2.00)	0.00	7.80	(20.41)	181	(2.12)	2.17		410
2014	12.40	(0.30)	(2.30)	(2.60)	0.00	9.80	(20.97)	194	(2.40)	2.48		0
2013	15.10	(0.40)	(2.30)	(2.70)	0.00	12.40	(17.88)	221	(2.50)	2.62		246

†	All per share amounts and net asset values have been adjusted as a result of the 1 for 10 reverse stock split on October 24, 2014 (See note 7).
††

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund incurred interest expense during the years ended April 30, 2017 and 2016. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.72% and 2.90% (Class AAA and Class A), 3.47% and 3.65% (Class C), and 2.47% and 2.65% (Class I), respectively. For the years ended April 30, 2015, 2014, and 2013, the effect of interest expense was minimal.

(d)

The Fund incurred dividend expense and service fees on securities sold short. If these expenses and fees had not been incurred, the ratios of operating expenses to average net assets for the years ended April 30, 2017, 2016, 2015, 2014, and 2013 would have been 1.89%, 1.88%, 1.85%, 1.87%, and 1.64% (Class AAA and Class A), 2.64%, 2.63%, 2.60%, 2.62%, and 2.39% (Class C), and 1.64%, 1.63%, 1.60%, 1.62%, and 1.39% (Class I), respectively.

(e)

The Fund received credits from a designated broker who agreed to pay certain Fund expenses. For the year ended April 30, 2016, if credits had not been received, the expense ratios would have been 2.92%, 2.92%, 3.67%, and 2.67% for Class AAA, Class A, Class C, and Class I, respectively. For the year ended April 30, 2017, there was no impact on the expense ratios.

(f)	Effective May 23, 2016, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Comstock Capital Value Fund

Notes to Financial Statements

1. Organization. Comstock Capital Value Fund, a series of the Comstock Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is a diversified portfolio with an investment objective to maximize total return, consisting of capital appreciation and current income.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Comstock Capital Value Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of April 30, 2017 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 4/30/17
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Exchange Traded Funds	$1,026,186	—	$1,026,186
U.S. Government Obligations	—	$31,430,152	31,430,152
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,026,186	$31,430,152	$32,456,338
LIABILITIES (Market Value):
Common Stocks Sold Short (a)	$(9,497,576)	—	$(9,497,576)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(9,497,576)	—	$(9,497,576)
OTHER FINANCIAL INSTRUMENTS:*
ASSETS (Market Value):
EQUITY CONTRACTS:
Index Call Options Purchased	$47,325	$51,150	$98,475
Index Put Options Purchased	337,224	—	337,224
Equity Put Options Purchased	22,870	12,600	35,470
LIABILITIES (Net Unrealized Depreciation):
EQUITY CONTRACTS:
Index Futures Contracts - Short Position	(347,901)	—	(347,901)
TOTAL OTHER FINANCIAL INSTRUMENTS	$59,518	$63,750	$123,268

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have transfers between Level 1 and Level 2 during the year ended April 30, 2017. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at April 30, 2017 or 2016.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities.

Comstock Capital Value Fund

Notes to Financial Statements (Continued)

The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s derivative contracts held at April 30, 2017 are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Comstock Capital Value Fund

Notes to Financial Statements (Continued)

Options.The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of call options, the Fund pays a premium for the right to buy the underlying security at a specified price. The seller of the call has the obligation to sell the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a loss upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a gain upon sale or at expiration date, but only to the extent of the premium paid.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In the case of call options, the exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. Option positions at April 30, 2017 are reflected within the Schedule of Investments.

The Fund’s volume of activity in call and put options purchased during the fiscal year ended April 30, 2017 had an average monthly cost amount of approximately $261,901 and $1,745,320, respectively.

As of April 30, 2017, the value of options purchased that were held with equity risk exposure can be found in the Statement of Assets and Liabilities under Assets, within Investments, at value. For the fiscal year ended April 30, 2017, the effect of options purchased with equity risk exposure can be found in the Statement of Operations, under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Futures Contracts, within Net realized loss on investments and Net change in unrealized appreciation/depreciation on investments.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal

Comstock Capital Value Fund

Notes to Financial Statements (Continued)

to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Open positions in futures contracts at April 30, 2017 are reflected within the Schedule of Investments.

The Fund’s volume of activity in index futures contracts sold during the year ended April 30, 2017 had an average notional value of approximately $25,695,070. At April 30, 2017, the Fund’s notional value of index futures contracts sold was $18,919,545.

At April 30, 2017, the Fund’s derivative assets and liabilities (by type) are as follows:

		Gross Amounts of Recognized Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Assets
Futures Contracts		$84,400	—	$84,400
At April 30, 2017, the Fund’s derivative assets (by counterparty) are as follows:
	Net Amounts Not Offset in the Statement of Assets and Liabilities

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount

Counterparty
UBS Securities LLC	$84,400	—	$(84,400)	—

As of April 30, 2017, the equity risk exposure associated with the futures contracts can be found in the Statement of Assets and Liabilities, under Assets, Variation margin receivable. For the fiscal year ended April 30, 2017, the effect of futures contracts with equity risk exposure can be found in the Statement of Operations, under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Futures Contracts, within Net realized loss on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts.

Securities Sold Short. The Fund enters into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records

Comstock Capital Value Fund

Notes to Financial Statements (Continued)

a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short and details of collateral at April 30, 2017 are reflected within the Schedule of Investments. For the year ended April 30, 2017, the Fund incurred $173,765 in service fees related to its investment positions sold short and held by the broker. The amount is included in the Statement of Operations under Expenses, Service fees for securities sold short.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities, if any, have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

Comstock Capital Value Fund

Notes to Financial Statements (Continued)

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, and timing differences. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the current year write-off of net operating loss. These reclassifications have no impact on the NAV of the fund. For the fiscal year ended April 30, 2017, reclassifications were made to decrease accumulated net investment loss by $1,446,942 and increase accumulated net realized loss on investments, securities sold short, and futures contracts by $20,369, with an offsetting adjustment to paid-in capital.

No distributions were made during the years ended April 30, 2017 and 2016.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of April 30, 2017, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(167,217,559)
Net unrealized appreciation	171,113
Qualified late year loss deferral*	(8,942,410)
Other temporary differences**	(62,098)

Total	$(176,050,954)

*

Under the current law, qualified late year losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the year ended April 30, 2017, the Fund elected to defer $206,191, $6,258,814, and $2,477,405 of late year ordinary losses, post-October short term capital losses, and post-October long term losses, respectively.

**	Other temporary differences are primarily due to deferral of loss on unsettled trades.

At April 30, 2017, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. The Fund is permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

Comstock Capital Value Fund

Notes to Financial Statements (Continued)

Capital loss carryforward available through fiscal year 2018	$12,025,747
Capital loss carryforward available through fiscal year 2019	37,242,276
Short term capital loss carryforward with no expiration	65,344,687
Long term capital loss carryforward with no expiration	52,604,849

Total capital loss carryforwards	$167,217,559

At April 30, 2017, the temporary difference between book basis and tax basis net unrealized depreciation on investments was primarily due to deferral of losses from wash sales.

The following summarizes the tax cost of investments, proceeds from short sales, futures transactions, and the related net unrealized appreciation/depreciation at April 30, 2017:

	Cost (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Investments	$33,721,693	$—	$(794,186)	$(794,186)
Securities sold short	(9,912,449)	507,905	(93,032)	414,873
Futures contracts	—	—	(347,901)	(347,901)

		$507,905	$(1,235,119)	$(727,214)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the fiscal year ended April 30, 2017, the Fund did not incur any income tax, interest, or penalties. As of April 30, 2017, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receive an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors, trustees, or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

Comstock Capital Value Fund

Notes to Financial Statements (Continued)

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended April 30, 2017, other than short term securities and U.S. Government Obligations, aggregated $7,869,080 and $11,922,534, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended April 30, 2017, the Fund paid brokerage commissions on security trades of $300 to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $16,736 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the year ended April 30, 2017, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,347.

7. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended April 30, 2017 and 2016, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

As approved by the Board of Directors, the Fund effected a 1 for 10 reverse stock split on October 24, 2014. The net asset value of each share class increased proportionately at that time.

Comstock Capital Value Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended April 30, 2017	Year Ended April 30, 2016
Class AAA
Shares sold	356,446	2,348,748
Shares redeemed	(1,127,187)	(1,759,865)

Net increase/(decrease)	(770,741)	588,883

Class A
Shares sold	14,219,116	8,812,874
Shares redeemed	(15,144,250)	(6,559,817)

Net increase/(decrease)	(925,134)	2,253,057

Class C
Shares sold	531,076	663,661
Shares redeemed	(719,662)	(309,010)

Net increase/(decrease)	(188,586)	354,651

Class I *
Shares sold	46,659	5,100
Shares redeemed	(11,040)	(8,169)

Net increase/(decrease)	35,619	(3,069)

*	Effective May 23, 2016, Class R Shares were renamed Class I Shares.

8. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Comstock Capital Value Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Comstock Capital Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Comstock Capital Value Fund (the “Fund”), as of April 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Comstock Capital Value Fund at April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 26, 2017

Comstock Capital Value Fund

Additional Fund Information (Unaudited)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below. The Company’s Statement of Additional Information includes additional information about the Company’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Comstock Funds, Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[5]

INTERESTED DIRECTORS[3]:

Charles L. Minter Director and Portfolio Manager Age: 75	Since 1987	1	Portfolio Manager, Gabelli Funds, LLC	—

Henry G. Van der Eb, CFA[4] Chairman of the Board Age: 72	Since 2000	2	Senior Vice President of GAMCO Investors, Inc.; Senior Vice President and Portfolio Manager of Gabelli Funds, LLC and GAMCO Asset Management Inc.; President and CEO of GAMCO Mathers Fund	—

INDEPENDENT DIRECTORS[6]:

M. Bruce Adelberg Director Age: 80	Since 1995	2	Consultant, MBA Research Group	—

Anthony S. Colavita, Esq. Director Age: 55	Since 2009	10	Attorney, Anthony S. Colavita, P.C.	—

Vincent D. Enright Director Age: 73	Since 2000	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of the LGL Group, Inc. (diversified manufacturing) (2011-2014)

Anthony R. Pustorino Director Age: 91	Since 2000	10	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2004-2011)

Werner J. Roeder, MD Director Age: 76	Since 2000	23	Retired private physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Comstock Capital Value Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 65	Since 2000	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012

Agnes Mullady Vice President Age: 58	Since 2006	Treasurer of open-end funds within the Gabelli/GAMCO Fund Complex from 2006 to February 2017; Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since November 2016

Andrea R. Mango Secretary Age: 44	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Carolyn Matlin Vice President Age: 60	Since 1987	Vice President, Gabelli Funds, LLC, since 2000

John C. Ball Treasurer Age: 41	Since 2017	Treasurer of all open-end and closed-end funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Richard J. Walz Chief Compliance Officer Age: 57	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004- 2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Company as defined in the 1940 Act. Messrs. Minter and Van der Eb are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Company’s investment adviser.

[4]	Address: 2801 Lakeside Drive, Suite 201, Bannockburn, IL 60015.
[5]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[6]	Directors who are not interested persons, as defined in the 1940 Act, are considered “Independent” Directors.

COMSTOCK CAPITAL VALUE FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Charles L. Minter joined Gabelli Funds, LLC in 2000, when the management of the Comstock Funds, Inc. was assumed by Gabelli Funds, LLC. Mr. Minter is currently a Co-Portfolio Manager and Director of the Fund.

Mr. Minter was one of the founders of Comstock Partners, Inc. which was formed in 1986. Prior to forming Comstock Partners, Inc., Mr. Minter worked for Merrill Lynch in Institutional Sales as a Vice President from 1976-1986. Mr. Minter received an MBA degree with distinction from New York University’s Graduate School of Business and a B.S. degree from Florida State University.

Dennis J. DeCore joined Gabelli Funds, LLC in 2014 as Co-Portfolio Manager of the Comstock Funds, Inc. Mr. DeCore has extensive experience in the brokerage business. Prior to joining Gabelli Funds, LLC, he held positions at Merrill Lynch and Nomura Securities. Mr. DeCore received a B.S. degree in Finance and Economics from Rider University and an MBA degree in Finance from New York University.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

COMSTOCK CAPITAL VALUE FUND

One Corporate Center

Rye, New York 10580-1422

t   800-GABELLI (800-422-3554)

f   914-921-5118

e   info@gabelli.com

    GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

M. Bruce Adelberg

Consultant,

MBA Research Group

Anthony S. Colavita, Esq.

Attorney,

Anthony S. Colavita, P.C.

Vincent D. Enright

Former Senior Vice President

and Chief Financial Officer,

KeySpan Corp.

Charles L. Minter

Former Chairman and

Chief Executive Officer,

Comstock Partners, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Werner J. Roeder, MD

Former Medical Director,

Lawrence Hospital

Henry G. Van der Eb, CFA

Senior Vice President,

GAMCO Investors, Inc.

OFFICERS

Bruce N. Alpert

President

Agnes Mullady

Vice President

Andrea R. Mango

Secretary

Carolyn Matlin

Vice President

John C. Ball

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

The Bank of New York Mellon

TRANSFER AGENT AND

DIVIDEND DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of the Comstock Capital Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GABCOAPR17AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $27,600 for 2017 and $26,800 for 2016.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0 for 2016.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,700 for 2017 and $3,600 for 2016.

Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2017 and $0 for 2016.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)        N/A

(c)        N/A

(d)        N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $44,122 for 2017 and $37,638 for 2016.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Comstock Funds, Inc.

By (Signature and Title)*  /s/ Bruce N. Alpert

   Bruce N. Alpert, Principal Executive Officer

Date    6/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Bruce N. Alpert

   Bruce N. Alpert, Principal Executive Officer

Date    6/29/2017

By (Signature and Title)*  /s/ John C. Ball

   John C. Ball, Principal Financial Officer and Treasurer

Date    6/29/2017

* Print the name and title of each signing officer under his or her signature.